UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2011

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(I.R.S. Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report, the terms “we”, “us”, and “our” refer to Senior Housing Properties Trust or its applicable consolidated subsidiaries unless otherwise noted, and “Five Star” refers to Five Star Quality Care, Inc. or its applicable subsidiaries.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME THAT ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  OUR PENDING ACQUISITION OF A SENIOR LIVING COMMUNITY AND RELATED MANAGEMENT ARRANGEMENT IS CONTINGENT UPON VARIOUS CLOSING CONDITIONS, INCLUDING REGULATORY AND OTHER THIRD PARTY APPROVALS.  ACCORDINGLY, THIS PURCHASE AND THE RELATED MANAGEMENT ARRANGEMENT MAY BE DELAYED OR MAY NOT OCCUR, AND

•                  THIS CURRENT REPORT STATES THAT THE TERMS OF VARIOUS TRANSACTIONS BETWEEN US AND FIVE STAR WERE REVIEWED AND APPROVED BY SPECIAL COMMITTEES OF EACH OF OUR BOARD OF TRUSTEES AND FIVE STAR’S BOARD OF DIRECTORS COMPOSED SOLELY OF INDEPENDENT TRUSTEES OR DIRECTORS WHO ARE NOT ALSO TRUSTEES OR DIRECTORS OF THE OTHER PARTY TO THE TRANSACTION, AND THAT SUBSEQUENT SIMILAR AGREEMENTS WERE APPROVED BY OUR INDEPENDENT TRUSTEES AND BOARD OF TRUSTEES AND BY FIVE STAR’S INDEPENDENT DIRECTORS AND BOARD OF DIRECTORS.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE TERMS OF THESE TRANSACTIONS ARE AS FAVORABLE TO US AS THOSE WE COULD OBTAIN IN SIMILAR TRANSACTIONS WITH UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING THESE TRANSACTIONS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US AND FIVE STAR AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING SUCH CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT REGARDLESS OF THE MERITS OF SUCH CLAIMS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER

MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 2.01.   Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K dated September 1, 2011, or the September 1 Current Report, we agreed to purchase nine senior living communities for approximately $478 million, including our assumption of approximately $163 million of mortgage debt secured by five of these communities.  As of the September 1 Current Report, these communities were operated by Vi® as Classic Residence communities and were formerly operated as Classic Residence by Hyatt® communities.

On December 15, 2011, we purchased eight of the nine communities, or the Acquired Communities.  The Acquired Communities are located in Florida, Maryland, Nevada, New Jersey and Texas and their purchase prices aggregated approximately $379 million, excluding acquisition costs.  We funded these acquisitions using cash on hand, which included a portion of the net proceeds from our December 2011 underwritten public offering of $300 million of 6.75% senior notes due 2021, and by assuming approximately $131 million of mortgage debt.

We expect the purchase of the one remaining community, located in New York, to be delayed into 2012 because of required regulatory and other third party approvals, including obtaining healthcare licensing approval from the state of New York.  In addition, the purchase of this community is subject to various other closing conditions.  We can provide no assurance that the purchase of the remaining community will occur.  The one remaining community will continue to be owned and operated by Vi® until we complete the purchase.

The foregoing description of our agreement to purchase the nine communities is not complete and is subject to and qualified in its entirety by reference to the information contained in Item 1.01 of the September 1 Current Report and the purchase agreement and the amendments thereto, copies of which were attached as Exhibit 2.1 to the September 1 Current Report and Exhibits 2.1 and 2.2 to our Current Report on Form 8-K dated October 12, 2011, and are incorporated herein by reference.

Item 8.01.  Other Events.

Management Contracts

In connection with the acquisitions reported in Item 2.01 above, on December 15, 2011, we leased seven of the Acquired Communities to certain of our wholly owned taxable REIT subsidiaries, and we entered into long term management contracts with Five Star for Five Star to manage for our account those seven facilities on terms substantially similar to the terms of the existing long term management contracts we have with Five Star for the management of 14 other senior living communities we own.  The new management contracts for these seven Acquired Communities were pooled with those other existing management contracts for the 14 communities under the pooling agreement we previously entered into with Five Star, or the Pooled Management Contracts.

The eighth Acquired Community, an independent living community, is owned by one of our qualified REIT subsidiaries.  In connection with our acquisition of this community, on December 15, 2011, we also entered into an agreement with Five Star to manage this community on substantially similar terms as those of the Pooled Management Contracts, with certain adjustments to reflect that community’s status as an independent living community, or the IL Management Contract.   The IL Management Contract was not pooled with the Pooled Management Contracts.

If we purchase the one remaining Vi® community not yet acquired by us, we also expect it to be managed by Five Star pursuant to a long term management contract with us on substantially similar terms as the Pooled Management Contracts.

The descriptions of the Pooled Management Contracts, the pooling agreement and the IL Management Contract are not complete and are subject to and qualified in their entireties by reference to a representative form of Pooled Management Contract and the copy of the pooling agreement, filed as Exhibits 10.1 and 10.2 to our Current Report on Form 8-K dated May 13, 2011, and to the representative form of accession agreement filed as Exhibit 10.1 to this Current Report, each of which is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

Five Star is our former subsidiary and our largest tenant, and we are Five Star’s largest shareholder.  As of December 20, 2011, we owned approximately 8.8% of Five Star’s outstanding shares of common stock.  We have numerous continuing relationships with Five Star, including the arrangements referred to above in this Current Report.

Reit Management & Research LLC, or RMR, provides management services to both us and Five Star.  One of our Managing Trustees, Barry Portnoy, is Chairman and majority owner of RMR and serves as a managing director of Five Star.  Adam Portnoy, our other Managing Trustee, is  Mr. Barry Portnoy’s son, and is an owner, President and Chief Executive Officer, and a Director of RMR.  Our President and Chief Operating Officer is a director of RMR.  Each of our executive officers is also an officer of RMR.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Barry Portnoy serves as a managing director or managing trustee of those companies and Adam Portnoy serves as a managing trustee of a majority of those companies.

The terms of the initial Pooled Management Contracts were reviewed and approved by special committees of each of our Board of Trustees and Five Star’s board of directors composed solely of Independent Trustees or independent directors who are not also trustees or directors of the other party.  The terms of the subsequent Pooled Management Contracts and IL Management Contract

were approved by our Independent Trustees and Board of Trustees and by the independent directors and board of directors of Five Star.

We currently own approximately 14.29% of the outstanding equity of Affiliates Insurance Company, or AIC.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including Five Star, each of which owns approximately 14.29% of AIC’s outstanding equity.  All of our Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC. In 2010, AIC designed a combination property insurance program for us and other AIC shareholders in which AIC participated as a reinsurer.  That program was modified and extended in June 2011 for a one year term.

For more information about the relationships among us, our Trustees and executive officers, Five Star, RMR, AIC and other companies to which RMR provides management services, and others affiliated with or related to them and about the risks which may arise as a result of those and other related person transactions and relationships, please refer to our filings with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010 (including the sections captioned “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements”), the information regarding our Trustees and executive officers and the section captioned “Related Person Transactions and Company Review of Such Transactions” in our Proxy Statement for our 2011 Annual Meeting of Shareholders dated February 24, 2011, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 (including the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements”), and our Current Report on Form 8-K dated December 5, 2011.  Our filings with the SEC are available at the SEC’s website at www.sec.gov.  In addition, copies of certain of our agreements with these parties are also publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, including our lease agreements and form of Pooled Management Contract and related pooling agreement we have with Five Star and our business management and property management agreements with RMR.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Representative form of Accession Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer

Dated: December 21, 2011